Exhibit 99.1
Saga Communications, Inc.
Reports 3rd Quarter 2006 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — November 2, 2006 — Saga Communications, Inc. (NYSE-SGA) today reported that 3rd quarter 2006 net operating revenue decreased $0.2 million over the comparable period in 2005 to $35.8 million and operating income decreased 1.4% to $7.8 million. Net income decreased $0.2 million to $3.3 million ($.16 per fully diluted share) for the quarter ended September 30, 2006 compared to $3.4 million ($.17 per fully diluted share) for the comparable period in 2005. For the same period, station operating expense decreased 1.3% to $25.8 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue decreased 0.5% to $35.8 million, operating income remained flat at $7.9 million and station operating expense decreased 1.7% to $25.7 million.
For the nine month period ended September 30, 2006, net operating revenue decreased 0.6% over the comparable period in 2005 to $104.7 million, operating income decreased 2.9% to $21.2 million and net income increased 1.1% to $8.8 million ($.43 per fully diluted share) compared to $8.7 million ($.42 per fully diluted share) for the comparable period in 2005. For the same period, station operating expense decreased 0.8% to approximately $76.8 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the nine months, net operating revenue decreased 1.5% to $102.7 million, operating income decreased 3.0% to $21.0 million and station operating expense decreased 2.1% to $75.0 million.
Capital expenditures in the third quarter of 2006 were $2.1 million of which $0.7 million were as a result of acquisitions, $0.1 million were related to digital radio and $0.2 million were related to digital television. For the nine months, capital expenditures were $6.8 million of which $1.4 million were as a result of acquisitions, $0.8 million were related to digital radio and $1.1 million were related to digital television. Currently, we expect capital expenditures for the year to be approximately $9.5 million.

The attached Selected Supplemental Financial Data tables disclose “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2006 and 2005 acquisitions and dispositions occurred as of January 1, 2005.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 26 markets, including 59 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, Saga has entered into an agreement to acquire an FM station serving the Asheville, NC radio market. Saga has also entered into an agreement to buy an AM station and a FM station serving the Cortland, NY radio market. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s third quarter 2006 results conference call will be on Thursday, November 2 at 2:00 PM. The dial in number for domestic calls is 866/233-3843. For international callers the number is 612/332-0932. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 844084. Thereafter, a transcript of the call will be available on our website.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained herein.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Month Periods
Ended September 30, 2006 and 2005
(amounts in 000’s except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005

Operating Results
Net operating revenue	$35,791	$35,961	$104,727	$105,345
Station operating expense	25,761	26,110	76,833	77,464
Corporate general and administrative	2,225	1,934	6,705	6,060

Operating income	7,805	7,917	21,189	21,821
Interest expense	2,375	2,082	7,007	5,511
Other (income) expense, net	(75)	(35)	(645)	1,503

Income before income tax	5,505	5,870	14,827	14,807
Income tax expense	2,241	2,430	6,050	6,130

Net income	$3,264	$3,440	$8,777	$8,677

Earnings per share:
Basic	$0.16	$0.17	$0.43	$0.42

Diluted	$0.16	$0.17	$0.43	$0.42

Weighted average common shares	20,488	20,453	20,515	20,489
Weighted average common shares and common share equivalents	20,502	20,631	20,532	20,726

Free Cash Flow
Net Income	$3,264	$3,440	$8,777	$8,677
Plus: Depreciation and amortization:
Station	1,903	2,258	5,784	6,491
Corporate	48	50	144	149
Deferred tax provision	1,339	2,045	3,110	3,635
Other (income) expense, net	(75)	(35)	(645)	1,503
Non-cash compensation	385	85	984	194
Less: Capital expenditures	(2,124)	(1,666)	(6,836)	(9,054)

Free cash flow	$4,740	$6,177	$11,318	$11,595

Balance Sheet Data
Working capital			$21,774	$21,946
Net fixed assets			70,542	72,977
Net intangible assets and other assets			211,745	205,980
Total assets			320,148	322,547
Long term debt (including current portion of $0 and $8,061, respectively)			136,911	155,911
Stockholders’ equity			133,564	123,770

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
Consolidated	2006	2005	2006	2005	2006	2005
Net operating revenue	$35,791	$35,961	$35,778	$35,961	$35,791	$35,961
Station operating expense	25,761	26,110	25,659	26,110	25,761	26,110
Corporate general and administrative	2,225	1,934	2,225	1,934	2,225	1,934

Operating income	7,805	7,917	$7,894	$7,917	7,805	7,917

Interest expense	2,375	2,082			2,375	2,082
Other income net	(75)	(35)			(75)	(35)
Income tax expense	2,241	2,430			2,241	2,430

Net income	$3,264	$3,440			$3,264	$3,440

Earnings per share:
Basic	$0.16	$0.17			$0.16	$0.17

Diluted	$0.16	$0.17			$0.16	$0.17

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
Radio Segment	2006	2005	2006	2005	2006	2005
Net operating revenue	$31,402	$32,263	$31,389	$32,263	$31,402	$32,263
Station operating expense	22,300	22,728	22,198	22,728	22,300	22,728

Operating income	$9,102	$9,535	$9,191	$9,535	$9,102	$9,535

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
Television Segment	2006	2005	2006	2005	2006	2005
Net operating revenue	$4,389	$3,698	$4,389	$3,698	$4,389	$3,698
Station operating expense	3,461	3,382	3,461	3,382	3,461	3,382

Operating income	$928	$316	$928	$316	$928	$316

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and Amortization	September 30,		September 30,		September 30,
by Segment	2006	2005	2006	2005	2006	2005
Radio Segment	$1,494	$1,812	$1,494	$1,812	$1,494	$1,812
Television Segment	409	446	409	446	409	446
Corporate and Other	48	50	48	50	48	50

	$1,951	$2,308	$1,951	$2,308	$1,951	$2,308

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
Consolidated	2006	2005	2006	2005	2006	2005
Net operating revenue	$104,727	$105,345	$102,713	$104,323	$104,727	$106,358
Station operating expense	76,833	77,464	75,019	76,610	76,833	78,421
Corporate general and administrative	6,705	6,060	6,705	6,060	6,705	6,060

Operating income	21,189	21,821	$20,989	$21,653	21,189	21,877

Interest expense	7,007	5,511			7,007	5,731
Other (income) expense, net	(645)	1,503			(645)	1,488
Income tax expense	6,050	6,130			6,050	6,073

Net income	$8,777	$8,677			$8,777	$8,585

Earnings per share:
Basic	$0.43	$0.42			$0.43	$0.42

Diluted	$0.43	$0.42			$0.43	$0.41

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
Radio Segment	2006	2005	2006	2005	2006	2005
Net operating revenue	$92,100	$94,240	$90,086	$93,218	$92,100	$95,253
Station operating expense	66,675	67,453	64,861	66,599	66,675	68,410

Operating income	$25,425	$26,787	$25,225	$26,619	$25,425	$26,843

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
Television Segment	2006	2005	2006	2005	2006	2005
Net operating revenue	$12,627	$11,105	$12,627	$11,105	$12,627	$11,105
Station operating expense	10,158	10,011	10,158	10,011	10,158	10,011

Operating income	$2,469	$1,094	$2,469	$1,094	$2,469	$1,094

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
Depreciation and Amortization	September 30,		September 30,		September 30,
by Segment	2006	2005	2006	2005	2006	2005
Radio Segment	$4,569	$5,181	$4,274	$4,997	$4,569	$5,411
Television Segment	1,215	1,310	1,215	1,310	1,215	1,310
Corporate and Other	144	149	144	149	144	149

	$5,928	$6,640	$5,633	$6,456	$5,928	$6,870

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
As of September 30, 2006
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
Consolidated	2006	2005	2006	2005	2006	2005	2005
Net operating revenue	$31,191	$32,397	$37,745	$38,000	$35,791	$35,961	$35,445
Station operating expense	24,703	25,281	26,369	27,030	25,761	26,110	26,947
Corporate general and administrative	1,981	1,778	2,499	2,348	2,225	1,934	2,114
Impairment of intangible assets	—	—	—	—	—	—	1,168

Operating income	4,507	5,338	8,877	8,622	7,805	7,917	5,216
Interest expense	2,277	1,755	2,355	1,894	2,375	2,082	2,075
Other (income) expense, net	(355)	57	(215)	1,466	(75)	(35)	1,165
Income tax expense	1,060	1,447	2,749	2,196	2,241	2,430	87

Net income	$1,525	$2,079	$3,988	$3,066	$3,264	$3,440	$1,889

Earnings per share:
Basic	$0.07	$0.10	$0.19	$0.15	$0.16	$0.17	$0.09

Diluted	$0.07	$0.10	$0.19	$0.15	$0.16	$0.17	$0.09

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
Radio Segment	2006	2005	2006	2005	2006	2005	2005
Net operating revenue	$27,280	$28,939	$33,418	$34,051	$31,402	$32,263	$31,357
Station operating expense	21,415	21,992	22,960	23,690	22,300	22,728	23,514
Impairment of intangible assets	—	—	—	—	—	—	890

Operating income	$5,865	$6,947	$10,458	$10,361	$9,102	$9,535	$6,953

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
Television Segment	2006	2005	2006	2005	2006	2005	2005
Net operating revenue	$3,911	$3,458	$4,327	$3,949	$4,389	$3,698	$4,088
Station operating expense	3,288	3,289	3,409	3,340	3,461	3,382	3,433
Impairment of intangible assets	—	—	—	—	—	—	278

Operating income	$623	$169	$918	$609	$928	$316	$377

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
Depreciation and Amortization	March 31,		June 30,		September 30,		December 31,
by Segment	2006	2005	2006	2005	2006	2005	2005
Radio Segment	$1,539	$1,791	$1,536	$1,808	$1,494	$1,812	$1,894
Television Segment	392	442	414	422	409	446	456
Corporate and Other	48	50	48	49	48	50	50

	$1,979	$2,283	$1,998	$2,279	$1,951	$2,308	$2,400

(1)	Pro Forma results assume all acquisitions and dispositions in 2005 and 2006 occurred as of January 1, 2005.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Consolidated	2006	Period	2006	2005	Period	2005
Net operating revenue	$35,791	($13)	$35,778	$35,961	$—	$35,961
Station operating expense	25,761	(102)	25,659	26,110	—	26,110
Corporate general and administrative	2,225	—	2,225	1,934	—	1,934

Operating income	$7,805	$89	$7,894	$7,917	$—	$7,917

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Radio Segment	2006	Period	2006	2005	Period	2005
Net operating revenue	$31,402	($13)	$31,389	$32,263	$—	$32,263
Station operating expense	22,300	(102)	22,198	22,728	—	22,728

Operating income	$9,102	$89	$9,191	$9,535	$—	$9,535

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Television Segment	2006	Period	2006	2005	Period	2005
Net operating revenue	$4,389	$—	$4,389	$3,698	$—	$3,698
Station operating expense	$3,461	—	$3,461	$3,382	—	$3,382

Operating income	$928	$—	$928	$316	$—	$316

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2006 and 2005
(amounts in 000’s except per share data)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Consolidated	2006	Period	2006	2005	Period	2005
Net operating revenue	$104,727	($2,014)	$102,713	$105,345	($1,022)	$104,323
Station operating expense	76,833	(1,814)	75,019	77,464	(854)	76,610
Corporate general and administrative	6,705	—	6,705	6,060	—	6,060

Operating income	$21,189	($200)	$20,989	$21,821	($168)	$21,653

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Radio Segment	2006	Period	2006	2005	Period	2005
Net operating revenue	$92,100	($2,014)	$90,086	$94,240	($1,022)	$93,218
Station operating expense	66,675	(1,814)	64,861	67,453	(854)	66,599

Operating income	$25,425	($200)	$25,225	$26,787	($168)	$26,619

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
Television Segment	2006	Period	2006	2005	Period	2005
Net operating revenue	$12,627	$—	$12,627	$11,105	$—	$11,105
Station operating expense	10,158	—	10,158	10,011	—	10,011

Operating income	$2,469	$—	$2,469	$1,094	$—	$1,094